SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2016

THE FEMALE HEALTH COMPANY

(Exact name of registrant as specified in its charter)

Wisconsin

(State or other jurisdiction

of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

515 North State Street Suite 2225 Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) 33425392

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On July 28, 2016, The Female Health Company issued a press release (the “Press Release”) announcing results for the quarter and nine months ended June 30, 2016. A copy of the Press Release is attached as Exhibit 99.1 to this report.

The Press Release contains non-GAAP financial measures. For additional information, see “Additional Non-GAAP Performance Measures” in the Press Release.

Section 8 – Other Events

Item 8.01	Other Events

Attached as Exhibit 99.1 is a copy of the Press Release dated July 28, 2016 announcing results for the quarter and nine months ended June 30, 2016.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 – Press Release of The Female Health Company, issued July 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY

Date: July 28, 2016	BY	/s/ Michele Greco
Michele Greco, Executive Vice President and Chief Financial Officer

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